[TIFF]



                       TIFF INVESTMENT PROGRAM, INC. (TIP)
      SUPPLEMENT DATED AUGUST 1, 2005, 2005 TO THE SAI DATED APRIL 30, 2005


 ADDITION TO SHORT-TERM INDICES

On page 71, please insert the following immediately after the MERRILL LYNCH 6-MONTH US TREASURY BILL INDEX

MERRILL LYNCH 6-MONTH US TREASURY BILL INDEX MINUS 50 BASIS POINTS. The Short-Term Fund will utilize, as a supplemental index, the Merrill Lynch 6-month US Treasury Bill Index minus 50 basis points to illustrate how closely the Short-Term Fund is operating in accordance with its mandate (i.e., to track as closely as possible, gross of fees and expenses, the Merrill Lynch 6-month US Treasury Bill Index). The 50 basis point deduction from that index is intended to reflect the impact of operating expenses and trading costs on returns on a portfolio of short-term US government securities.